Cambria ETF Trust

All Funds

Supplement dated September 28, 2023

to each currently effective Statutory Prospectus and Statement of Additional Information (“SAI”),
as may be amended or supplemented

The following information supplements and should be read in conjunction with each Prospectus and SAI.

Changes to the Trust’s Officers

Effective as of September 13, 2023, the Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”) has appointed Aaron Perkovich to serve as Treasurer and Principal Financial Officer of the Trust. Accordingly, the description of the Trust’s prior Principal Financial Officer, as set forth in the Officers table under the “Management of the Funds” section of the SAI, is deleted in its entirety and replaced by the following:

Name and Year of Birth	Position(s) Held with Trust, Term of Office, and Length of Time Served	Principal Occupation During Past 5 Years
Aaron Perkovich YOB: 1973	Treasurer and Principal Financial Officer since Sept. 2023; no set term	Head of Fund Administration (since 2023), Fund Administration Manager (2022 – 2023), Tidal ETF Services LLC; Assistant Director – Investments, Mason Street Advisors, LLC (2021 – 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 – 2021).

Changes to the Funds’ Service Providers

In addition, the Board has appointed (i) Tidal ETF Services LLC to serve as administrator to the Funds, (ii) U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services, to serve as sub-administrator, fund accountant, and transfer agent to the Funds; and (iii) U.S. Bank National Association to serve as custodian to the Funds. Accordingly, the descriptions of the Trust’s prior services providers under the descriptions of “Administrator” and “Custodian and Transfer Agent”, as set forth in the “Investment Management and Other Services” section of the SAI, are deleted in their entirety and replaced by the following:

Administrator

Tidal ETF Services LLC (“Tidal” or the “Administrator”), a Tidal Financial Group company and an affiliate of Toroso, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as the administrator to each Fund. Pursuant to a Fund Administration Servicing Agreement between the Trust and Tidal, Tidal provides the Trust with, or arranges for, administrative and management services (other than investment advisory services) to be provided to the Trust and the Board, such as, but not limited to, clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of certain reports, updates to registration statements, and other materials required to be filed or furnished by a Fund under federal and state securities laws. In addition, Tidal provides an officer or employee of Tidal to serve as the Trust’s principal financial officer, coordinates the payment of certain Fund-related expenses, and manages the Trust’s relationships with certain of its service providers. As compensation for the services it provides, Tidal receives a fee based on each Fund’s average daily net assets. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

Sub-Administrator, Fund Accountant and Transfer Agent

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Global Fund Services” or the “Sub-Administrator” or the “Transfer Agent”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ sub-administrator and fund accountant as well as transfer agent to each Fund’s assets. Pursuant to a Partial Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement between Global Fund Services and the Trust, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. Pursuant to a Transfer Agent Servicing Agreement, Global Fund Services has agreed to: (1) issue and redeem shares of each Fund in Creation Units, (2) make dividend and other distributions to shareholders of each Fund, (3) maintain shareholder accounts, and (4) make periodic reports to the Funds. As compensation for each of these services, Global Fund Services receives a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

Custodian

U.S. Bank National Association (“U.S. Bank” or the “Custodian”), located at 1555 N. Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as custodian to each Fund’s assets. U.S. Bank is the parent company of Global Fund Services. As custodian, U.S. Bank has agreed to: (1) make receipts and disbursements of money on behalf of a Fund, (2) collect and receive all income and other payments and distributions on account of a Fund’s portfolio investments, and (3) make periodic reports to a Fund concerning the Fund’s operations. U.S. Bank does not exercise any supervisory function over the purchase and sale of securities. As compensation for these services, the Custodian receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by Cambria from its fees, except that the Cambria Emerging Shareholder Yield ETF and Cambria Global Value ETF bear their own Custodial expenses.

In addition, the Funds’ former custodian will no longer serve as the Funds’ securities lending agent. As a result, the Funds’ securities lending program will cease operations until such time as the Trust enters into a new securities lending agency agreement on behalf of the Funds.

Further, each reference to a former service provider under the “Other Service Providers” section, as set forth in each Prospectus and SAI, is deleted in its entirety and replaced with a reference to the service providers noted above.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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